Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 20% Portfolio
March 31, 2025
VF20-NPRT1-0525
1.847118.118
Alternative Funds - 1.0%
	Shares	Value ($)
Fidelity Hedged Equity Fund (b) (Cost $5,178,850)	509,113	6,455,551

Bond Funds - 48.0%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (b)	566,888	5,187,025
Fidelity High Income Fund (b)	670,175	5,240,767
Fidelity Inflation-Protected Bond Index Fund (b)	1,545,480	14,311,145
Fidelity Long-Term Treasury Bond Index Fund (b)	713,424	6,791,799
Fidelity Total Bond Fund (b)	15,236,626	145,662,148
VIP Investment Grade Bond II Portfolio - Investor Class (b)	15,388,850	145,732,406
TOTAL BOND FUNDS (Cost $329,324,755)		322,925,290

Domestic Equity Funds - 12.5%
	Shares	Value ($)
Fidelity Blue Chip Growth ETF (b)	52,058	2,080,758
Fidelity Commodity Strategy Fund (b)	35,261	3,503,180
Fidelity Contrafund (b)	106,995	2,142,047
Fidelity Enhanced Large Cap Core ETF (b)	174,914	5,455,568
Fidelity Fundamental Small-Mid Cap ETF (b)	87,112	2,198,707
Fidelity Real Estate Investment Portfolio (b)	81,905	3,267,177
Fidelity Stock Selector Small Cap Fund (b)	149,714	5,070,812
VIP Stock Selector Portfolio - Investor Class (b)	5,027,227	57,461,202
VIP Value Strategies Portfolio - Investor Class (b)	210,655	2,919,678
TOTAL DOMESTIC EQUITY FUNDS (Cost $77,187,425)		84,099,129

International Equity Funds - 8.0%
	Shares	Value ($)
Fidelity Canada Fund (b)	16,811	1,125,483
Fidelity Emerging Markets Discovery Fund (b)	271,362	4,200,687
Fidelity Emerging Markets Fund (b)	345,822	13,013,298
Fidelity Enhanced International ETF (b)	178,255	5,304,869
Fidelity Infrastructure Fund (b)	56,658	819,277
Fidelity International Capital Appreciation Fund (b)	112,430	3,170,515
Fidelity International Discovery Fund (b)	72,991	3,631,291
Fidelity International Small Cap Fund (b)	48,523	1,557,574
Fidelity International Small Cap Opportunities Fund (b)	150,028	3,008,066
Fidelity International Value Fund (b)	257,756	2,951,310
Fidelity Overseas Fund (b)	230,803	15,385,349
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $40,294,734)		54,167,719

U.S. Treasury Obligations - 0.1%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 4/24/2025 (d)	4.26	270,000	269,270
US Treasury Bills 0% 5/8/2025 (d)	4.26	110,000	109,521
US Treasury Bills 0% 6/12/2025 (d)	4.25	20,000	19,832
US Treasury Bills 0% 6/5/2025 (d)	4.24 to 4.25	160,000	158,788
TOTAL U.S. TREASURY OBLIGATIONS (Cost $557,414)			557,411

Money Market Funds - 30.4%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e)	4.32	56,782,996	56,794,353
Fidelity Investments Money Market Government Portfolio - Institutional Class (b)(f)	4.27	148,027,506	148,027,506
TOTAL MONEY MARKET FUNDS (Cost $204,821,859)			204,821,859

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $657,365,037)	673,026,959
NET OTHER ASSETS (LIABILITIES) - 0.0%	81,647
NET ASSETS - 100.0%	673,108,606

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
ICE MSCI EAFE Index Contracts (United States)	67	Jun 2025	8,094,605	(287,789)	(287,789)
ICE MSCI Emerging Markets Index Contracts (United States)	120	Jun 2025	6,664,800	(164,998)	(164,998)

TOTAL EQUITY CONTRACTS					(452,787)

Interest Rate Contracts
CBOT 10 Year US Treasury Notes Contracts (United States)	58	Jun 2025	6,450,688	138,095	138,095

TOTAL FUTURES CONTRACTS					(314,692)
The notional amount of futures purchased as a percentage of Net Assets is 3.2%

Security Type Abbreviations
ETF	-	Exchange Traded Fund

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated Fund
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $557,411.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(f)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	56,072,703	8,875,196	8,153,546	604,801	-	-	56,794,353	56,782,996	0.1%
Total	56,072,703	8,875,196	8,153,546	604,801	-	-	56,794,353

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Blue Chip Growth ETF	2,382,991	24,751	-	-	-	(326,984)	2,080,758	52,058
Fidelity Canada Fund	1,204,364	25,173	126,239	-	497	21,688	1,125,483	16,811
Fidelity Commodity Strategy Fund	3,219,295	95,345	89,816	-	(7,067)	285,423	3,503,180	35,261
Fidelity Contrafund	2,369,685	42,000	162,836	19,200	10,770	(117,572)	2,142,047	106,995
Fidelity Emerging Markets Discovery Fund	3,750,510	437,446	49,751	-	(349)	62,831	4,200,687	271,362
Fidelity Emerging Markets Fund	12,128,990	1,515,584	449,801	-	36,593	(218,068)	13,013,298	345,822
Fidelity Enhanced International ETF	5,128,206	-	223,486	39,216	18,228	381,921	5,304,869	178,255
Fidelity Enhanced Large Cap Core ETF	5,090,123	5,373,991	4,559,082	26,361	(195,843)	(253,621)	5,455,568	174,914
Fidelity Enhanced Mid Cap ETF	2,684,206	2,647,286	5,064,857	3,176	(49,815)	(216,820)	-	-
Fidelity Enhanced Small Cap ETF	3,885,106	2,420,511	5,800,844	-	(219,996)	(284,777)	-	-
Fidelity Floating Rate High Income Fund	5,263,738	140,208	137,908	92,773	(786)	(78,227)	5,187,025	566,888
Fidelity Fundamental Small-Mid Cap ETF	496,635	1,909,167	33,944	3,920	992	(174,143)	2,198,707	87,112
Fidelity Hedged Equity Fund	8,800,132	-	2,096,368	-	443,744	(691,957)	6,455,551	509,113
Fidelity High Income Fund	5,288,021	124,125	137,908	76,688	759	(34,230)	5,240,767	670,175
Fidelity Inflation-Protected Bond Index Fund	10,134,289	4,024,446	314,281	-	283	466,408	14,311,145	1,545,480
Fidelity Infrastructure Fund	777,350	-	-	-	-	41,927	819,277	56,658
Fidelity International Capital Appreciation Fund	3,313,442	40,138	261,660	-	27,525	51,070	3,170,515	112,430
Fidelity International Discovery Fund	3,756,295	52,579	317,778	-	18,230	121,965	3,631,291	72,991
Fidelity International Small Cap Fund	1,592,145	20,855	129,263	-	11,221	62,616	1,557,574	48,523
Fidelity International Small Cap Opportunities Fund	2,909,847	27,413	-	-	-	70,806	3,008,066	150,028
Fidelity International Value Fund	2,761,492	27,414	201,325	-	20,313	343,416	2,951,310	257,756
Fidelity Investments Money Market Government Portfolio - Institutional Class	132,720,953	27,504,408	12,197,855	1,460,769	-	-	148,027,506	148,027,506
Fidelity Long-Term Treasury Bond Index Fund	6,601,069	126,001	183,877	62,749	(8,904)	257,510	6,791,799	713,424
Fidelity Overseas Fund	15,475,791	198,566	1,258,159	-	208,859	760,292	15,385,349	230,803
Fidelity Real Estate Investment Portfolio	3,220,650	31,625	91,938	-	(1,004)	107,844	3,267,177	81,905
Fidelity Stock Selector Small Cap Fund	3,583,601	2,173,126	149,743	-	(3,171)	(533,001)	5,070,812	149,714
Fidelity Total Bond Fund	151,253,142	6,285,558	14,402,359	1,556,795	(428,754)	2,954,561	145,662,148	15,236,626
VIP Investment Grade Bond II Portfolio - Investor Class	150,577,316	5,023,126	14,007,635	31,429	(725,205)	4,864,804	145,732,406	15,388,850
VIP Stock Selector Portfolio - Investor Class	67,786,352	1,388,223	7,828,316	-	1,149,922	(5,034,979)	57,461,202	5,027,227
VIP Value Strategies Portfolio - Investor Class	3,211,670	127,364	106,630	60,021	(4,723)	(308,003)	2,919,678	210,655
	621,367,406	61,806,429	70,383,659	3,433,097	302,319	2,582,700	615,675,195

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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